FNF Group Reports Second Quarter 2017 Diluted EPS of $0.63 and Adjusted Diluted EPS of $0.75, Pre-Tax Title Margin of 15.3% and Adjusted Pre-Tax Title Margin of 16.2%

Jacksonville, Fla. - (July 19, 2017) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and six-month periods ended June 30, 2017.

•	Total revenue of approximately $2.3 billion in the second quarter versus $2.1 billion in the second quarter of 2016

•	Second quarter net earnings of $175 million and adjusted net earnings of $207 million versus net earnings of $187 million and adjusted net earnings of $207 million for the second quarter of 2016

•	Second quarter diluted EPS of $0.63 and adjusted diluted EPS of $0.75 versus diluted EPS of $0.67 and adjusted diluted EPS of $0.74 in the second quarter of 2016

•	Second quarter net cash flow provided by operations of $401 million versus net cash flow provided by operations of $277 million in the second quarter of 2016

Title

•	Approximately $1.9 billion in total revenue, a 5% increase over the approximately $1.8 billion in total revenue in the second quarter of 2016

•	Pre-tax earnings of $294 million and adjusted pre-tax earnings of $310 million versus pre-tax earnings of $281 million and adjusted pre-tax earnings of $300 million in the second quarter of 2016

•	Pre-tax title margin of 15.3% and adjusted pre-tax title margin of 16.2% versus pre-tax title margin of 15.4% and adjusted pre-tax title margin of 16.5% in the second quarter of 2016

•	Open orders per day of 8,188 for the second quarter versus 9,016 open orders per day for the second quarter of 2016

•	Closed orders per day of 5,781 for the second quarter versus 6,266 closed orders per day for the second quarter of 2016

•	Second quarter purchase orders opened and closed increased by 6% and 9%, respectively, versus the second quarter of 2016

•
Total commercial revenue of $261 million, a 7% increase over total commercial revenue in the second quarter of 2016, driven by a 7% increase in total commercial fee per file and flat closed orders; second quarter total commercial open orders increased 2% compared to the prior year; second quarter national commercial title revenue of $148 million, a 3% increase from the second quarter of 2016, driven by a 15% increase in closed orders and a 10% decline in the national commercial fee per file; second quarter national commercial open orders increased by 8%

•	Overall second quarter average fee per file of $2,428, a 15% increase versus the second quarter of 2016

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2017	163,000	67%	109,000	66%
May 2017	181,000	67%	128,000	67%
June 2017	180,000	64%	133,000	69%

Second Quarter 2017	524,000	66%	370,000	67%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2016	187,000	57%	127,000	56%
May 2016	189,000	58%	132,000	58%
June 2016	201,000	54%	142,000	59%

Second Quarter 2016	577,000	57%	401,000	58%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Second Quarter 2017 - Total Commercial	50,800	33,600	$261	$7,800
Second Quarter 2016 - Total Commercial	49,900	33,600	$244	$7,300

Second Quarter 2017 - National Commercial	22,000	13,300	$148	$11,100
Second Quarter 2016 - National Commercial	20,300	11,600	$144	$12,400

BKFS

•	Revenue of $242 million, led by Servicing Technology revenue of approximately $184 million

•	Pre-tax earnings of $29 million, a $12 million, or 29% decrease compared to the second quarter of 2016

•	Adjusted EBITDA of $119 million, a $5 million, or 4%, increase compared to the second quarter of 2016 and an adjusted EBITDA margin of 47.9%, a 270 basis point increase from the second quarter of 2016

“The second quarter was another strong performance for our title insurance business," said Chairman William P. Foley, II. "We generated adjusted pre-tax title earnings of $310 million, a $10 million increase over a very strong 2016 second quarter and the largest amount of quarterly adjusted pre-tax title earnings since 2003. We also produced a 16.2% adjusted pre-tax title margin and our distributed title operations, which exclude ServiceLink, generated a 17.0% adjusted pre-tax title margin, equal to the second quarter of 2016. The residential purchase and commercial markets continued to drive our performance in the second quarter, as residential open and closed purchase orders increased 6% and 9%, respectively, in the quarter and total commercial revenue grew by 7% versus the second quarter of 2016. We look forward to continued strong, industry-leading performance from our title insurance business.

“Black Knight continues to perform to our expectations, generating revenue of $242 million and adjusted EBITDA of $119 million, for a 47.9% adjusted EBITDA margin. FNF's Black Knight ownership stake is currently worth approximately $3.5 billion, or approximately $12.65 per FNF share.

"Finally, we made significant progress on the Black Knight distribution during the second quarter, with several milestones achieved. We announced the receipt of the private letter ruling on May 10, signed the formal agreements with Black Knight on June 8, filed the preliminary Registration Statements on Forms S-4 and S-1 with the SEC on June 13 and June 21, respectively, received comments from the SEC on July 10 and filed Amendment No. 1 to Forms S-1 and S-4 with the SEC on July 18. Once the SEC declares the Registration Statements on Forms S-1 and S-4 effective, we can mail the proxy statement/prospectus to shareholders and then have the shareholder vote, at the earliest, twenty business days after the mailing. We still expect a late third quarter closing for the distribution."

Conference Call
We will host a call with investors and analysts to discuss second quarter 2017 FNF Group results on Thursday, July 20, 2017, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on July 20, 2017, through July 27, 2017, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 426236.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted pre-tax earnings from continuing operations, adjusted pre-tax earnings from continuing operations as a percentage of adjusted revenue (Adjusted pre-tax margin from continuing operations), adjusted net earnings and adjusted EPS.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the plans to distribute shares of Black Knight Financial Services and redeem and exchange the FNFV tracking stock with the result being an independent, publicly-traded FNFV common stock; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2017
Direct title premiums	$575	$575	$—	$—
Agency title premiums	726	726	—	—
Escrow, title related and other fees (1)	966	575	259	132
Total title and escrow	2,267	1,876	259	132

Interest and investment income	33	33	—	—
Realized gains and losses, net	(12)	8	(17)	(3)
Total revenue	2,288	1,917	242	129

Personnel costs	723	602	97	24
Agent commissions	558	558	—	—
Other operating expenses	529	359	52	118
Depreciation and amortization	94	39	50	5
Claim loss expense	65	65	—	—
Interest expense	26	—	14	12
Total expenses	1,995	1,623	213	159

Pre-tax earnings (loss) from continuing operations	$293	$294	$29	$(30)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	12	(8)	17	3
Deferred revenue add back and management fee	3	1	2	—
Purchase price amortization	50	23	23	4
Spin-off costs	9	—	7	2
Total non-GAAP adjustments before taxes	$74	$16	$49	$9

Adjusted pre-tax earnings (loss) from continuing operations	$367	$310	$78	$(21)
Adjusted pre-tax margin from continuing operations	15.9%	16.2%	29.9%	—

Purchase price amortization	(50)	(23)	(23)	(4)
Depreciation and amortization	94	39	50	5
Interest expense	26	—	14	12

Adjusted EBITDA	$437	$326	$119	$(8)
Adjusted EBITDA margin	19.0%	17.1%	47.9%	—

1.	BKFS also reported adjusted revenue of $263 million, which includes $1 million of deferred revenue

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2017
Pre-tax earnings (loss) from continuing operations	$293	$294	$29	$(30)
Income tax expense	113	89	11	13
Earnings from equity investments	2	2	—	—
Non-controlling interests	7	—	7	—

Net earnings (loss) attributable to FNF Group common shareholders	$175	$207	$11	$(43)

EPS attributable to FNF Group common shareholders - basic	$0.65	$0.77	$0.04	$(0.16)
EPS attributable to FNF Group common shareholders - diluted	$0.63	$0.75	$0.04	$(0.16)

FNF Group weighted average shares - basic	271
FNF Group weighted average shares - diluted	277

Net earnings (loss) attributable to FNF Group common shareholders	$175	$207	$11	$(43)

Total non-GAAP, pre-tax adjustments	$74	$16	$49	$9
Income taxes on non-GAAP adjustments	(28)	(5)	(19)	(4)
Noncontrolling interest on non-GAAP adjustments	(18)	(4)	(14)	—
Nondeductible income taxes on litigation and regulatory settlements	4	—	4	—
Total non-GAAP adjustments	$32	$7	$20	$5

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$207	$214	$31	$(38)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.75	$0.77	$0.11	$(0.13)

Direct orders opened (000's)	524	524
Direct orders closed (000's)	370	370
Fee per file	$2,428	$2,428
Actual title claims paid	$57	$57

Cash flows provided by operations	$401

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2016
Direct title premiums	$540	$540	$—	$—
Agency title premiums	691	691	—	—
Escrow, title related and other fees (1)	867	552	256	59
Total title and escrow	2,098	1,783	256	59

Interest and investment income	36	36	—	—
Realized gains and losses, net	—	3	—	(3)
Total revenue	2,134	1,822	256	56

Personnel costs	667	557	95	15
Agent commissions	526	526	—	—
Other operating expenses	465	354	55	56
Depreciation and amortization	87	36	49	2
Claim loss expense	68	68	—	—
Interest expense	32	—	16	16
Total expenses	1,845	1,541	215	89

Pre-tax earnings (loss) from continuing operations	$289	$281	$41	$(33)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	—	(3)	—	3
Deferred revenue add back and management fee	3	1	2	—
Purchase price amortization	42	21	20	1
M&A costs	1	—	1	—
Other legal accruals	5	—	5	—
Total non-GAAP adjustments before taxes	$51	$19	$28	$4

Adjusted pre-tax earnings (loss) from continuing operations	$340	$300	$69	$(29)
Adjusted pre-tax margin from continuing operations	15.9%	16.5%	26.7%	—

Purchase price amortization	(42)	(21)	(20)	(1)
Depreciation and amortization	87	36	49	2
Interest expense	32	—	16	16

Adjusted EBITDA	$417	$315	$114	$(12)
Adjusted EBITDA margin	19.5%	17.3%	45.2%	—

1.	BKFS also reported adjusted revenue of $258 million, which includes $2 million of deferred revenue

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2016
Pre-tax earnings (loss) from continuing operations	$289	$281	$41	$(33)

Income tax expense (benefit)	98	106	14	(22)
Earnings from equity investments	3	3	—	—
Non-controlling interests	7	(4)	12	(1)

Net earnings (loss) attributable to FNF Group common shareholders	$187	$182	$15	$(10)

EPS attributable to FNF Group common shareholders - basic	$0.69	$0.67	$0.06	$(0.04)
EPS attributable to FNF Group common shareholders - diluted	$0.67	$0.65	$0.06	$(0.04)

FNF Group weighted average shares - basic	272
FNF Group weighted average shares - diluted	281

Net earnings (loss) attributable to FNF Group common shareholders	$187	$182	$15	$(10)

Total non-GAAP, pre-tax adjustments	$51	$19	$28	$4
Income taxes on non-GAAP adjustments	(20)	(7)	(11)	(2)
Noncontrolling interest on non-GAAP adjustments	(11)	(3)	(8)	—
Total non-GAAP adjustments	$20	$9	$9	$2

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$207	$191	$24	$(8)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.74	$0.68	$0.09	$(0.03)

Direct orders opened (000's)	577	577
Direct orders closed (000's)	401	401
Fee per file	$2,116	$2,116
Actual title claims paid	$73	$73

Cash flows provided by operations	$277

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2017
Direct title premiums	$1,040	$1,040	$—	$—
Agency title premiums	1,309	1,309	—	—
Escrow, title related and other fees (1)	1,785	1,071	517	197
Total title and escrow	4,134	3,420	517	197

Interest and investment income	61	61	—	—
Realized gains and losses, net	(18)	6	(19)	(5)
Total revenue	4,177	3,487	498	192

Personnel costs	1,392	1,150	198	44
Agent commissions	1,004	1,004	—	—
Other operating expenses	964	694	97	173
Depreciation and amortization	190	77	103	10
Claim loss expense	117	117	—	—
Interest expense	57	—	30	27
Total expenses	3,724	3,042	428	254

Pre-tax earnings (loss) from continuing operations	$453	$445	$70	$(62)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	18	(6)	19	5
Deferred revenue add back and management fee	4	1	3	—
Purchase price amortization	98	45	45	8
Spin-off costs	10	—	8	2
Total non-GAAP adjustments before taxes	$130	$40	$75	$15

Adjusted pre-tax earnings (loss) from continuing operations	$583	$485	$145	$(47)
Adjusted pre-tax margin from continuing operations	13.9%	13.9%	27.9%	—

Purchase price amortization	(98)	(45)	(45)	(8)
Depreciation and amortization	190	77	103	10
Interest expense	57	—	30	27

Adjusted EBITDA	$732	$517	$233	$(18)
Adjusted EBITDA margin	17.4%	14.9%	47.0%	—

1.	BKFS also reported adjusted revenue of $523 million, which includes $3 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2017
Pre-tax earnings (loss) from continuing operations	$453	$445	$70	$(62)

Income tax expense	193	167	24	2
Earnings from equity investments	4	4	—	—
Non-controlling interests	18	(1)	19	—

Net earnings (loss) attributable to FNF Group common shareholders	$246	$283	$27	$(64)

EPS attributable to FNF Group common shareholders - basic	$0.91	$1.05	$0.10	$(0.24)
EPS attributable to FNF Group common shareholders - diluted	$0.88	$1.02	$0.10	$(0.24)

FNF Group weighted average shares - basic	271
FNF Group weighted average shares - diluted	278

Net earnings (loss) attributable to FNF Group common shareholders	$246	$283	$27	$(64)

Total non-GAAP, pre-tax adjustments	$130	$40	$75	$15
Income taxes on non-GAAP adjustments	(48)	(13)	(29)	(6)
Noncontrolling interest on non-GAAP adjustments	(28)	(7)	(21)	—
Nondeductible income taxes on litigation and regulatory settlements	25	21	4	—
Total non-GAAP adjustments	$79	$41	$29	$9

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$325	$324	$56	$(55)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$1.17	$1.17	$0.20	$(0.20)

Direct orders opened (000's)	996	996
Direct orders closed (000's)	704	704
Fee per file	$2,295	$2,295
Actual title claims paid	$108	$108

Cash flows provided by operations:	$389

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2016
Direct title premiums	$962	$962	$—	$—
Agency title premiums	1,221	1,221	—	—
Escrow, title related and other fees (1)	1,608	1,018	498	92
Total title and escrow	3,791	3,201	498	92

Interest and investment income	65	65	—	—
Realized gains and losses, net	(3)	3	—	(6)
Total revenue	3,853	3,269	498	86

Personnel costs	1,281	1,063	191	27
Agent commissions	928	928	—	—
Other operating expenses	870	685	96	89
Depreciation and amortization	172	71	97	4
Claim loss expense	120	120	—	—
Interest expense	63	—	32	31
Total expenses	3,434	2,867	416	151

Pre-tax earnings (loss) from continuing operations	$419	$402	$82	$(65)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	3	(3)	—	6
Deferred revenue add back and management fee	5	1	4	—
Purchase price amortization	83	42	40	1
M&A costs	1	—	1	—
Other legal accruals	5	—	5	—
Total non-GAAP adjustments before taxes	$97	$40	$50	$7

Adjusted pre-tax earnings (loss) from continuing operations	$516	$442	$132	$(58)
Adjusted pre-tax margin from continuing operations	13.4%	13.5%	26.3%	—

Purchase price amortization	(83)	(42)	(40)	(1)
Depreciation and amortization	172	71	97	4
Interest expense	63	—	32	31

Adjusted EBITDA	$668	$471	$221	$(24)
Adjusted EBITDA margin	17.3%	14.4%	45.2%	—

1.	BKFS also reported adjusted revenue of $502 million, which includes $4 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2016
Pre-tax earnings (loss) from continuing operations	$419	$402	$82	$(65)

Income tax expense (benefit)	148	151	28	(31)
Earnings from equity investments	6	6	—	—
Non-controlling interests	17	(6)	24	(1)

Net earnings (loss) attributable to FNF Group common shareholders	$260	$263	$30	$(33)

EPS attributable to FNF Group common shareholders - basic	$0.95	$0.96	$0.11	$(0.12)
EPS attributable to FNF Group common shareholders - diluted	$0.93	$0.94	$0.11	$(0.12)

FNF Group weighted average shares - basic	273
FNF Group weighted average shares - diluted	281

Net earnings (loss) attributable to FNF Group common shareholders	$260	$263	$30	$(33)

Total non-GAAP, pre-tax adjustments	$97	$40	$50	$7
Income taxes on non-GAAP adjustments	(35)	(13)	(19)	(3)
Noncontrolling interest on non-GAAP adjustments	(21)	(7)	(14)	—
Total non-GAAP adjustments	$41	$20	$17	$4

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$301	$283	$47	$(29)
Adjusted EPS attributable to FNF Group common shareholders - diluted	$1.07	$1.01	$0.17	$(0.11)

Direct orders opened (000's)	1,094	1,094
Direct orders closed (000's)	723	723
Fee per file	$2,079	$2,079
Actual title claims paid	$113	$113

Cash flows provided by operations:	$349

FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Quarterly Open Orders ('000's except % data)
Total open orders*	524	472	474	616	577	517	441	514
Total open orders per day*	8.2	7.6	7.6	9.6	9.0	8.3	7.0	8.0
Purchase % of open orders	66%	64%	53%	50%	57%	55%	55%	58%
Refinance % of open orders	34%	36%	47%	50%	43%	45%	45%	42%
Total closed orders*	370	334	419	433	401	322	341	378
Total closed orders per day*	5.8	5.4	6.8	6.8	6.3	5.2	5.4	5.9
Purchase % of closed orders	67%	58%	51%	54%	58%	55%	58%	60%
Refinance % of closed orders	33%	42%	49%	46%	42%	45%	42%	40%

Commercial (millions, except orders in '000's)
Total commercial revenue	$261	$224	$285	$233	$244	$211	$303	$258
Total commercial open orders	50.8	49.4	45.9	50.4	49.9	48.5	46.3	50.3
Total commercial closed orders	33.6	30.0	34.7	31.9	33.6	30.7	36.3	33.0

National commercial revenue	$148	$127	$167	$130	$144	$121	$183	$146
National commercial open orders	22.0	21.1	17.9	20.4	20.3	19.3	18.1	21.0
National commercial closed orders	13.3	11.2	12.8	11.7	11.6	10.6	13.4	12.2

Total Fee Per File
Fee per file	$2,428	$2,148	$2,091	$2,015	$2,116	$2,032	$2,272	$2,133
Residential and local commercial fee per file	$2,104	$1,829	$1,746	$1,762	$1,809	$1,713	$1,806	$1,805
Residential fee per file	$1,895	$1,623	$1,538	$1,594	$1,645	$1,522	$1,548	$1,589
Total commercial fee per file	$7,800	$7,500	$8,200	$7,300	$7,300	$6,900	$8,300	$7,800
National commercial fee per file	$11,100	$11,300	$13,000	$11,100	$12,400	$11,400	$13,600	$12,000

Total Staffing
Total field operations employees	11,300	11,000	11,100	11,400	10,900	10,900	10,700	11,000

FNTG Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	457	407	395	518	484	429	360	422
Total open orders per day*	7.2	6.6	6.4	8.1	7.5	6.9	5.7	6.6
Purchase % of open orders	72%	69%	59%	55%	63%	61%	62%	65%
Refinance % of open orders	28%	31%	41%	45%	37%	39%	38%	35%
Total closed orders*	324	277	352	369	338	265	285	314
Total closed orders per day*	5.1	4.5	5.7	5.8	5.3	4.3	4.5	4.9
Purchase % of closed orders	72%	63%	55%	58%	63%	60%	63%	66%
Refinance % of closed orders	28%	37%	45%	42%	37%	40%	37%	34%
Fee per file	$2,618	$2,395	$2,313	$2,205	$2,337	$2,261	$2,521	$2,364
Total title field operations employees	10,300	9,900	10,000	10,200	9,600	9,700	9,500	9,700

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Revenue (millions)	$191	$192	$198	$205	$203	$195	$198	$220
Total open orders*	67	65	79	98	93	87	81	92
Total open orders per day*	1.0	1.0	1.2	1.5	1.5	1.4	1.3	1.4
Purchase % of open orders	25%	25%	21%	17%	22%	24%	22%	23%
Refinance % of open orders	75%	75%	79%	83%	78%	76%	78%	77%
Total closed orders*	46	57	67	64	63	57	56	64
Total closed orders per day*	0.7	0.9	1.1	1.0	1.0	0.9	0.9	1.0
Purchase % of closed orders	28%	30%	24%	27%	27%	28%	31%	26%
Refinance % of closed orders	72%	70%	76%	73%	73%	72%	69%	74%
Fee per file	$1,047	$950	$932	$916	$940	$972	$1,003	$987
Total ServiceLink operations employees	1,000	1,100	1,100	1,200	1,300	1,200	1,200	1,300
* Includes an immaterial number of non-purchase and non-refinance orders

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group June 30, 2017	FNF Group December 31, 2016
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,705	$4,965
Goodwill	4,905	4,859
Title plant	395	395
Total assets	12,848	13,063
Notes payable	2,320	2,513
Reserve for title claim losses	1,492	1,487
Secured trust deposits	892	860
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	770	786
Total equity and redeemable non-controlling interests	6,133	6,210
Total equity attributable to common shareholders	5,019	5,080

	FNF Group June 30, 2017	FNFV June 30, 2017	Consolidated June 30, 2017	Consolidated December 31, 2016
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,705	$850	$5,555	$5,607
Goodwill	4,905	102	5,007	5,065
Title plant	395	—	395	395
Total assets	12,848	1,354	14,202	14,463
Notes payable	2,320	118	2,438	2,746
Reserve for title claim losses	1,492	—	1,492	1,487
Secured trust deposits	892	—	892	860
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	770	108	878	902
Total equity and redeemable non-controlling interests	6,133	1,130	7,263	7,242
Total equity attributable to common shareholders	5,019	1,022	6,041	5,996

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2017			June 30, 2017
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$575	$575	$—	$1,040	$1,040	$—
Agency title premiums	726	726	—	1,309	1,309	—
Total title premiums	1,301	1,301	—	2,349	2,349	—
Escrow, title-related and other fees	1,008	966	42	1,876	1,785	91
Total title and escrow and other	2,309	2,267	42	4,225	4,134	91

Restaurant revenue	288	—	288	561	—	561
Interest and investment income	34	33	1	63	61	2
Realized gains and losses, net	256	(12)	268	255	(18)	273
Total revenue	2,887	2,288	599	5,104	4,177	927

Personnel costs	788	723	65	1,503	1,392	111
Other operating expenses	558	529	29	1,018	964	54
Cost of restaurant revenue	249	—	249	485	—	485
Agent commissions	558	558	—	1,004	1,004	—
Depreciation and amortization	110	94	16	222	190	32
Title claim loss expense	65	65	—	117	117	—
Interest expense	29	26	3	64	57	7
Total expenses	2,357	1,995	362	4,413	3,724	689

Earnings from continuing operations before taxes	530	293	237	691	453	238
Income tax expense	226	113	113	304	193	111
Earnings from continuing operations before equity investments	304	180	124	387	260	127
(Loss) earnings from equity investments	(2)	2	(4)	(4)	4	(8)
Net earnings from continuing operations	302	182	120	383	264	119
Non-controlling interests	6	7	(1)	15	18	(3)
Net earnings attributable to common shareholders	$296	$175	$121	$368	$246	$122

Cash flows provided by (used in) operations	287	401	(114)	291	389	(98)

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016			June 30, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$540	$540	$—	$962	$962	$—
Agency title premiums	691	691	—	1,221	1,221	—
Total title premiums	1,231	1,231	—	2,183	2,183	—
Escrow, title-related and other fees	907	867	40	1,686	1,608	78
Total title and escrow and other	2,138	2,098	40	3,869	3,791	78

Restaurant revenue	292	—	292	585	—	585
Interest and investment income	37	36	1	67	65	2
Realized gains and losses, net	15	—	15	9	(3)	12
Total revenue	2,482	2,134	348	4,530	3,853	677

Personnel costs	707	667	40	1,359	1,281	78
Other operating expenses	493	465	28	925	870	55
Cost of restaurant revenue	245	—	245	490	—	490
Agent commissions	526	526	—	928	928	—
Depreciation and amortization	102	87	15	202	172	30
Title claim loss expense	68	68	—	120	120	—
Interest expense	33	32	1	67	63	4
Total expenses	2,174	1,845	329	4,091	3,434	657

Earnings from continuing operations before taxes	308	289	19	439	419	20
Income tax expense	101	98	3	150	148	2
Earnings from continuing operations before equity investments	207	191	16	289	271	18
(Loss) earnings from equity investments	(1)	3	(4)	1	6	(5)
Net earnings from continuing operations	206	194	12	290	277	13
Non-controlling interests	9	7	2	19	17	2
Net earnings attributable to common shareholders	$197	$187	$10	$271	$260	$11

Cash flows provided by operations	282	277	5	374	349	25

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